UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 16, 2006

InFocus Corporation

(Exact name of registrant as specified in its charter)

Oregon	000-18908	93-0932102
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

27700B SW Parkway Avenue, Wilsonville, Oregon 97070

(Address of principal executive offices, including zip code)

(503) 685-8888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

InFocus Corporation

FORM 8-K

INDEX TO CURRENT REPORT ON FORM 8-K

Item	Description

1.01	Entry into a Material Definitive Agreement

3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

9.01	Financial Statements and Exhibits

Signatures

Item 1.01                                             Entry into a Material Definitive Agreement

On May 17, 2006 the Board of Directors of InFocus Corporation (the “Company”) revised the compensation package for the Company’s non-employee directors by increasing the annual stock option grant from 15,000 shares of the Company’s common stock to 25,000 shares. The compensation package otherwise remained unchanged. The revised package became effective immediately upon adoption.

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 16, 2006, InFocus Corporation (the “Company”) received a Staff Determination notice from the Nasdaq Stock Market stating the Company is not in compliance with Nasdaq’s Marketplace Rule 4310(c)(14) because the Company has not yet filed its quarterly report on Form 10-Q for the first quarter of 2006. The notice stated that the failure to file the Form 10-Q could serve as a separate basis for the delisting on the Company’s common stock from The Nasdaq National Market.

As previously reported, the Company delayed filing its 2005 annual report on Form 10-K and its quarterly report on Form 10-Q for the first quarter of 2006 to allow for the completion of certain internal investigations and related audit procedures. In mid-April 2006, the Company participated in an oral hearing with a Nasdaq Listing Qualifications Panel in which the Company presented its plan for achieving compliance with the filing requirements for both the 2005 Form 10-K and the Form 10-Q for the first quarter of 2006. On April 26, 2006, the Company received notice that the panel determined to continue the listing of the Company’s shares on the Nasdaq National Market, subject to certain conditions, including the filing of the 2005 Form 10-K on or before July 7, 2006 and the filing of the Form 10-Q for the first quarter of 2006 on or before July 17, 2006.

The May 16 notice from Nasdaq does not alter or impact the previously granted extension. While the Company believes it can meet the deadlines set forth in the Nasdaq Panel’s decision, there can be no assurance that the Company will be able to do so or that the Panel will continue the Company’s listing on The Nasdaq National Market in the event the Company fails to meet the deadlines set forth in the Panel’s decision.

On May 19, 2006, the Company issued a press release announcing the receipt of the Staff Determination notice. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits. The following exhibit is attached hereto and this list is intended to constitute the exhibit index.

99.1         Press release dated May 19, 2006, announcing notification from the Nasdaq Stock Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

INFOCUS CORPORATION

Dated: May 19, 2006	By	/s/ C. Kyle Ranson
C. Kyle Ranson
President and Chief Executive Officer

	By	/s/ Roger Rowe
Roger Rowe
Vice President Finance, Chief Financial Officer and Secretary